Exhibit 99.1

Pegasystems Acquires Robotic Automation Software Provider OpenSpan

Combination brings robotics, analytics, and case management together to enable more productive employees and better customer experience

CAMBRIDGE, Mass. – April 12, 2016 – Pegasystems Inc. (NASDAQ: PEGA), the software company empowering the world’s leading enterprises with strategic business applications, today announced the acquisition of Atlanta, GA-based OpenSpan, Inc., a privately held software provider of robotic process automation (RPA) and workforce analytics software. OpenSpan uses robotic automation to ease the burden on customer service representatives (CSRs) by automating routine desktop tasks, thus increasing employee productivity and job satisfaction. By providing insight into desktop activity and automating or eliminating repetitive, time-consuming tasks, OpenSpan frees agents to focus their energy on delivering exceptional customer experience while also helping to lower operational costs.

Running on more than 200,000 desktops at leading global enterprises, OpenSpan provides advanced robotic automation and workforce analytics capabilities that complement and enhance Pegasystems’ Customer Relationship Management (CRM) application suite and Business Process Management (BPM) platform. This acquisition unifies robotics and workforce analytics with case management and real-time analytics for the first time. Organizations can quickly experience the benefits of an integrated desktop and leverage their insights and cost savings to transition effectively into a fully-unified CRM solution.

While customer experience continues to rise to the top of every business agenda, CSRs on the front lines are forced to navigate a hodgepodge of disconnected desktop applications while they try to engage with customers. Distracted CSRs waste time toggling between dozens of different apps to input or review customer data, which frustrates both the customer and the CSR. OpenSpan’s software provides insight into the CSRs desktop environment as well as streamlines and simplifies the desktop, allowing CSRs to focus their full attention on the customer. This opens new avenues for organizations to optimize complex CSR processes, including the ability to:

•	Identify workflow inefficiencies: As a first step, businesses can quickly and more easily analyze their employee workflows to uncover hidden hotspots that are causing disruption in customer experience, such as needless and error-prone data rekeying across different apps. This visibility helps pinpoint inefficient processes that could be prime candidates for robotics to digitally transform their operations.

•	Automate desktop processes: CSRs suffering from ‘app overload’ can now benefit from desktop applications operating in a single seamless process – moving data between applications where APIs don’t exist. Solutions can be deployed in weeks, quickly simplifying the employee experience, which leads to a better customer experience.

•	Reduce repetitive tasks: Outside of customer service, many high-volume, low-complexity tasks traditionally done by employees can now be automated without the need for human intervention. Robotic process automation enables these processes – from reviewing claim details to updating transaction systems – to be run unattended, further freeing representatives to meet the needs of their customers.

OpenSpan solutions are deployed at many of the world’s leading financial services, insurance, telecommunications, and retail organizations. A list of clients and customer testimonials can be found at https://www.openspan.com/customer-success/customers/.

For more information on the acquisition, visit https://www.pega.com/openspan.

Quotes & Commentary:

“Organizations are under tremendous pressure to transform their businesses into customer service machines to meet the new demands of digital customers,” said Alan Trefler, founder and CEO, Pegasystems. “We’ve already seen the power of Pega and OpenSpan working together to help our clients with their digital transformation initiatives. We believe OpenSpan’s cutting-edge robotics, workforce analytics, and process automation capabilities, combined with Pega’s leading process and real-time analytics, supports an emerging era of intelligent automation working in concert with people to deliver a better customer experience.”

“Over the past 11 years, we’ve built a highly successful organization that has helped introduce the power of robotics and desktop intelligence to mainstream business,” said Eric Musser, CEO, OpenSpan. “But this is just the tip of the iceberg of what analytics and robotics can really do. By integrating with Pegasystems’ proven applications and platform, we believe we can advance robotic automation and desktop analytics in exciting new directions that will change the way businesses interact with their customers.”

Forward-Looking Statements

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995: Certain statements contained in this press release may be construed as “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “believes,” “supports,” “can,” “will,” “advance,” “change,” or variations of such words and similar expressions, among others, identify forward-looking statements, which speak only as of the date the statement was made. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Pegasystems’ actual results to differ materially from those expressed in such forward-looking statements. These risks and uncertainties include, among others, the integration of OpenSpan’s products with Pegasystems’ products; variation in demand for OpenSpan’s products and services; the consolidation of OpenSpan’s employees, operations and technology into Pegasystems; the potential loss of existing OpenSpan customers; Pegasystems’ ability to realize the expected benefits of the transaction; the financial impact of the acquisition on Pegasystems; and management of Pegasystems’ growth. Further information regarding these and other factors which could cause Pegasystems’ actual results to differ materially from any forward-looking statements contained in this press release is contained in Pegasystems’ Annual Report on Form 10-K for the year ended December 31, 2015 and other recent filings with the Securities and Exchange Commission. These documents are available on Pegasystems’ website at http://www.pega.com/about/investors. The forward-looking statements contained in this press release represent Pegasystems’ views as of April 12, 2016. Investors are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved. Although subsequent events may cause Pegasystems’ view to change, except as required by applicable law, Pegasystems does not undertake and specifically disclaims any obligation to publicly update or revise these forward-looking statements whether as the result of new information, future events or otherwise. The statements should therefore not be relied upon as representing Pegasystems’ view as of any date subsequent to April 12, 2016.

About Pegasystems

Pegasystems (NASDAQ: PEGA) develops strategic applications for marketing, sales, service, and operations. Pega’s applications streamline critical business operations, connect enterprises to their customers seamlessly in real-time across channels, and adapt to meet rapidly changing requirements. Pega’s Global 3000 customers include many of the world’s most sophisticated and successful enterprises. Pega’s applications, available in the cloud or on-premises, are built on its unified Pega 7 platform, which uses visual tools to easily extend and change applications to meet clients’ strategic business needs. Pega’s clients report that Pega gives them the fastest time to value, extremely rapid deployment, efficient re-use and global scale. For more information, please visit us at www.pega.com.

Press Contact:

Sean Audet

Pegasystems Inc.

Sean.Audet@pega.com

(617) 528-5230

Twitter: @pega

Investor Contact:

Sheila Ennis

ICR for Pegasystems

PegaInvestorRelations@pega.com

617-866-6077

All trademarks are the property of their respective owners.

3